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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20459

                                   ----------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                        Date of report: February 7, 2003
                        (Date of earliest event reported)




                              LTC PROPERTIES, INC.
             (Exact name of Registrant as specified in its charter)





          Maryland                         1-11314               71-0720518
(State or other jurisdiction of     (Commission file number)  (I.R.S. Employer
 incorporation or organization)                               Identification No)



                         300 Esplanade Drive, Suite 1860
                            Oxnard, California 93036
                    (Address of principal executive offices)


                                 (805) 981-8655
              (Registrant's telephone number, including area code)



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Item 9. -- Regulation FD Disclosure

LTC Properties, Inc. ("LTC") issued a press release on February 7, 2003, commenting on discussions with Sun Healthcare Group, Inc. regarding Sun's request to terminate leases with LTC on nine skilled nursing facilities, retain four leases on skilled nursing facilities and retain two facilities financed by mortgages that are in a securitized mortgage (REMIC) pool originated by LTC. As additional public disclosure, the Company is furnishing this press release, attached hereto as Exhibit 99.1.








                                    SIGNATURE


Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                 LTC PROPERTIES, INC.



Dated:  February 10, 2003         By:  /s/  WENDY L. SIMPSON
                                       -----------------------------------------
                                       Wendy L. Simpson
                                       Vice Chairman and Chief Financial Officer






                                  EXHIBIT INDEX

Exhibit 99.1 Press Release issued February 7, 2003.




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